The Prudential Series Fund
Semi-Annual period ended 6/30/2014
File number 811-03623

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Rice Energy Inc 762760106

Trade Date
01/23/2014

List of Underwriters
Barclays
Citigroup
Goldman, Sachs & Co
Wells Fargo Securities
BMO Capital Markets
RBC Capital Markets
Comerica Securities
SunTrust Robinson Humphrey
Tudor, Pickering, Holt & Co.
Capital One Securities
FBR
Scotiabank / Howard Weil
Johnson Rice & Company L.L.C.
Sterne Agee

Was the security: 33 Act Registration, Eligible Municipal
Security, Eligible Government offering, Foreign Offering, or
Eligible 144A offering?
Yes

Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes

Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes

If yes, did the affiliate benefit directly or indirectly (Must be NO)
No

Name of Affiliate:
Goldman, Sachs & Co

Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
SunTrust Robinson Humphrey

Sector or Industry:
Energy

Date of First Offering:
01/23/2014

Ratings:
N/A

Maturity Date:
N/A

Coupon:
N/A

Unit Price:
$21.000

Underwriting Spread per Unit:
$1.050

Gross Spread as a % of Price:
5.000%

Yield:
N/A

Yield to Maturity:
N/A

Principal Amount of Offering:
$924,000,000.00

Subordination Features:
Common Stock

Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.

The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
                 PLEASE INDICATE PERCENTAGE
                                3.4262 %

LIST EACH PARTICIPATING FUND
                             Percent of          Dollar Value of
                             Offering            Offering
                             Purchased by        Purchased by
                             Fund                Fund
PI LLC FUND NAME

AST Goldman Sachs            0.3906%             $3,608,934.00
Small-Cap Value
Portfolio

PSF SP Small Cap Value       0.0582%               $538,188.00
Portfolio (Goldman
Sachs sleeve)

Total Purchased for          0.4488%             $4,147,122.00
Prudential Funds which
Sub-Adviser Manages

Total Percent Purchased      0.4488%             $4,147,122.00
by all PI LLC
Funds and private
 advisory accounts over
which subadviser has
investment discretion
[To be completed by PI]




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Exact Sciences Corp  30063P105

Trade Date
04/04/14

List of Underwriters
Jefferies
Goldman, Sachs & Co.
Baird
William Blair
Canaccord Genuity

Was the security: 33 Act Registration, Eligible Municipal
Security, Eligible Government offering, Foreign Offering, or
Eligible 144A offering?
Yes

Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes

Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes

If yes, did the affiliate benefit directly or indirectly (Must be NO)
No

Name of Affiliate:
Goldman, Sachs & Co.

Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Jefferies

Sector or Industry:
Healthcare

Date of First Offering:
04/04/14

Ratings:
N/A

Maturity Date:
N/A

Coupon:
N/A

Unit Price:
$12.750

Underwriting Spread per Unit:
$0.7650

Gross Spread as a % of Price:
6.000%

Yield:
N/A

Yield to Maturity:
N/A

Principal Amount of Offering:
$127,500,000

Subordination Features:
Common stock

Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.

The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
                 PLEASE INDICATE PERCENTAGE
                   4.5000%

LIST EACH PARTICIPATING FUND
                               Percent of         Dollar Value of
                               Offering           Offering
                               Purchased by       Purchased by
                               Fund               Fund

PI LLC FUND NAME


PSF SP Small Cap                0.0722%              $92,067.75
Value Portfolio (Goldman
Sachs sleeve)

AST Goldman Sachs               0.5032%              $641,592.75
Small-Cap Value
Portfolio

Total Purchased for             0.5754%              $733,660.50
Prudential Funds which
Sub-Adviser Manages

Total Percent Purchased by      0.5754%              $733,660.50
all PI LLC
Funds and private advisory
accounts over
which subadviser has
investment discretion
[To be completed by PI]













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Moelis & Co  60786M105

Trade Date
04/15/14

List of Underwriters
Goldman, Sachs & Co.
Morgan Stanley
Moelis & Company LLC
J.P. Morgan
UBS Investment Bank
Keefe, Bruyette & Woods
Sanford C Bernstein
JMP Securities

Was the security: 33 Act Registration, Eligible Municipal
Security, Eligible Government offering, Foreign Offering, or
Eligible 144A offering?
Yes

Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes

Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes

If yes, did the affiliate benefit directly or indirectly (Must be NO)
No

Name of Affiliate:
Goldman, Sachs & Co.

Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Morgan Stanley

Sector or Industry:
Financial

Date of First Offering:
04/15/14

Ratings:
N/A

Maturity Date:
N/A

Coupon:
N/A

Unit Price:
$25.000

Underwriting Spread per Unit:
$1.750

Gross Spread as a % of Price:
7.000%

Yield:
N/A

Yield to Maturity:
N/A

Principal Amount of Offering:
162,500,000

Subordination Features:
Common stock

Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.

The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
                    PLEASE INDICATE PERCENTAGE
                       5.4000%

LIST EACH PARTICIPATING FUND
                                  Percent of       Dollar Value of
                                  Offering         Offering
                                  Purchased by     Purchased by
                                  Fund             Fund

PI LLC FUND NAME


PSF SP Small Cap                   0.0876%          $142,300.00
Value Portfolio (Goldman
Sachs sleeve)

AST Goldman Sachs                  0.6069%          $986,275.00
Small-Cap Value Portfolio

Total Purchased for               0.6945%          $1,128,575.00
Prudential Funds which
Sub-Adviser Manages

Total Percent Purchased by        0.6945%          $1,128,575.00
all PI LLC
Funds and private advisory
accounts over
which subadviser has investment
discretion
[To be completed by PI]











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Parsley Energy Inc 701877102

Trade Date
05/22/14

List of Underwriters
Credit Suisse
Goldman, Sachs & Co.
J.P. Morgan
Wells Fargo Securities
Morgan Stanley
Raymond James
Tudor, Pickering, Holt & Co.
RBC Capital Markets
Global Hunter Securities
Macquarie Capital
Scotiabank / Howard Weil
Simmons & Company International
Stephens Inc.

Was the security: 33 Act Registration, Eligible Municipal
Security, Eligible Government offering, Foreign Offering, or
Eligible 144A offering?
Yes

Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes

Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes

If yes, did the affiliate benefit directly or indirectly (Must be NO)
No

Name of Affiliate:
Goldman, Sachs & Co.

Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Credit Suisse

Sector or Industry:
Energy

Date of First Offering:
05/22/14

Ratings:
N/A

Maturity Date:
N/A

Coupon:
N/A

Unit Price:
$18.500

Underwriting Spread per Unit:
$1.0175

Gross Spread as a % of Price:
5.500%

Yield:
N/A

Yield to Maturity:
N/A

Principal Amount of Offering:
$925,000.000

Subordination Features:
Common stock

Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.

The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
                      PLEASE INDICATE PERCENTAGE
                         3.4000%

LIST EACH PARTICIPATING FUND
                              Percent of           Dollar Value of
                              Offering             Offering
                              Purchased by         Purchased by
                              Fund                 Fund
PI LLC FUND NAME


PSF SP Small Cap               0.0372%              $343,785.50
Value Portfolio (Goldman
Sachs sleeve)

AST Goldman Sachs              0.2607%             $2,411,586.00
Small-Cap Value
Portfolio

Total Purchased for            0.2979%            $2,755,371.50
Prudential Funds which
Sub-Adviser Manages

Total Percent Purchased        0.2979%            $2,755,371.50
by all PI LLC
Funds and private advisory
accounts over
which subadviser has
investment discretion
[To be completed by PI]






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Terreno Realty Corp  88146M101

Trade Date
05/22/14

List of Underwriters
Goldman, Sachs & Co.
Keybanc Capital Markets
Stifel
Mitsubishi UFJ Securities
Baird
PNC Capital Markets LLC
JMP Securities
MLV & Co
Compass Point

Was the security: 33 Act Registration, Eligible Municipal
Security, Eligible Government offering, Foreign Offering, or
Eligible 144A offering?
Yes

Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes

Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes

If yes, did the affiliate benefit directly or indirectly (Must be NO)
No

Name of Affiliate:
Goldman, Sachs & Co.

Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Keybanc Capital Markets

Sector or Industry:
Financial

Date of First Offering:
05/22/14

Ratings:
N/A

Maturity Date:
N/A

Coupon:
N/A

Unit Price:
$17.750

Underwriting Spread per Unit:
$0.754375

Gross Spread as a % of Price:
4.250%

Yield:
N/A

Yield to Maturity:
N/A

Principal Amount of Offering:
$124,250,000

Subordination Features:
Common Stock

Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.

The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
                      PLEASE INDICATE PERCENTAGE
                           19.2858%

LIST EACH PARTICIPATING FUND
                                Percent of          Dollar Value of
                                Offering            Offering
                                Purchased by        Purchased by
                                Fund                Fund
PI LLC FUND NAME


PSF SP Small Cap Value           0.3057%            $379,832.25
Portfolio (Goldman
Sachs sleeve)

AST Goldman Sachs                2.1461%           $2,666,493.75
Small-Cap Value
Portfolio

Total Purchased for              2.4518%            $3,046,326.00
Prudential Funds which
Sub-Adviser Manages

Total Percent Purchased           2.4518%          $3,046,326.00
by all PI LLC
Funds and private advisory
accounts over
which subadviser has
investment discretion
[To be completed by PI]










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Verint Systems Inc  92343X100

Trade Date
06/12/14

List of Underwriters
Goldman, Sachs & Co.
Deutsche Bank Securities
Credit Suisse
J.P. Morgan
RBC Capital Markets
Barclays
Jefferies
FBR
Oppenheimer & Co.
Imperial Capital

Was the security: 33 Act Registration, Eligible Municipal
Security, Eligible Government offering, Foreign Offering, or
Eligible 144A offering?
Yes

Was security offered under a firm commitment underwriting? (Must be 'YES')
Yes

Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes

If yes, did the affiliate benefit directly or indirectly (Must be NO)
No

Name of Affiliate:
Goldman, Sachs & Co.

Underwriter(s) or Dealer(s) from Whom Purchased (Non-affiliates):
Deutsche Bank Securities

Sector or Industry:
Technology

Date of First Offering:
06/12/14

Ratings:
N/A

Maturity Date:
N/A

Coupon:
N/A

Unit Price:
$47.750

Underwriting Spread per Unit:
$1.6115

Gross Spread as a % of Price:
3.375%

Yield:
N/A

Yield to Maturity:
N/A

Principal Amount of Offering:
$238,750,000

Subordination Features:
Common stock

Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.

The Sub-adviser attests that the Total Percentage Purchased by Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]
                           PLEASE INDICATE PERCENTAGE
                                 4.0000%

LIST EACH PARTICIPATING FUND
                                 Percent of          Dollar Value of
                                 Offering            Offering
                                 Purchased by        Purchased by
                                 Fund                Fund
PI LLC FUND NAME


PSF SP Small Cap                  0.0599%            $143,059.00
Value Portfolio (Goldman
Sachs sleeve)

AST Goldman Sachs                 0.4244%           $1,013,159.50
Small-Cap Value
Portfolio

Total Purchased for               0.4843%           $1,156,218.50
Prudential Funds which
Sub-Adviser Manages

Total Percent Purchased by        0.4843%           $1,156,218.50
all PI LLC
Funds and private advisory
accounts over
which subadviser has investment
discretion
[To be completed by PI]